UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Bluerock Residential Growth REIT, Inc.

Proxy Reminder

Annual Meeting of Stockholders

August 6, 2014

Dear Stockholder:

You should have received proxy materials in the mail concerning our 2014 annual meeting of stockholders, which will be held on August 6, 2014.

According to our latest records, we have not received your proxy card for this meeting. For your convenience, we have enclosed another copy of your proxy card.

Your vote is important, no matter how many shares you own. A majority of the outstanding shares of the company’s common stock must be present in person or by proxy in order to conduct business at the meeting.

Voting is quick and easy!

•	You may vote your proxy via the Internet. Just follow the instructions printed on the enclosed proxy card.

•	You may vote via touch-tone phone by dialing the toll free number printed on the enclosed proxy card.

•	You may cast your vote by mail. Sign, date and vote the enclosed proxy card and return it in the postage paid envelope provided in this package.

•	You may vote by speaking with a Proxy Specialist by dialing the toll free number printed on the enclosed proxy card.

•	You may vote via FAX by faxing your proxy card to the number printed on the enclosed proxy card.

Your vote is very important! Your immediate response will help avoid potential delays and additional expenses associated with soliciting stockholder votes.

Sincerely,

Bluerock Residential Growth REIT, Inc.

Bluerock Residential Growth REIT, Inc.

Proxy Reminder

Annual Meeting of Stockholders

August 6, 2014

Dear Stockholder:

You should have received proxy materials in the mail concerning our 2014 annual meeting of stockholders, which will be held on August 6, 2014.

According to our latest records, we have not received your proxy card for this meeting. For your convenience, we have enclosed another copy of your proxy card.

Your vote is important, no matter how many shares you own. A majority of the outstanding shares of the company’s common stock must be present in person or by proxy in order to conduct business at the meeting.

Voting is quick and easy!

•	You may vote your proxy via the Internet. Just follow the instructions printed on the enclosed proxy card.

•	You may vote via touch-tone phone by dialing the toll free number printed on the enclosed proxy card.

•	You may cast your vote by mail. Sign, date and vote the enclosed proxy card and return it in the postage paid envelope provided in this package.

•	You may vote by speaking with a Proxy Specialist by dialing 1-855-800-9419.

Your vote is very important! Your immediate response will help avoid potential delays and additional expenses associated with soliciting stockholder votes.

Sincerely,

Bluerock Residential Growth REIT, Inc.

Bluerock Residential Growth REIT, Inc.

Inbound Script

Meeting Date: August 6th, 2014

Toll Free #: 1-855-800-9419

Greeting:

Hello, thank you for calling the Bluerock Residential Growth REIT, Inc. proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming Annual stockholder meeting?

IF YES:

Would you like to vote?

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Bluerock Residential Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote on each of Proposals 1, 2 and 4, and your vote [for EVERY THREE YEARS] for Proposal 3, in accordance with the Board’s recommendations with respect to these proposals as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your votes within 72 hours.

If you wish to make any changes you may do so by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you or via internet in the manner specified in the proxy materials, or by attending the upcoming Annual Meeting of Stockholders. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Bluerock Residential Growth REIT, Inc. directly at 1-888-558-1031.

IF Not sure how to vote:

For Proposal 1, you may vote FOR each individual nominee to serve on the Board of Directors, WITHHOLD your vote from each individual nominee, or WITHHOLD your vote from all nominees.

For Proposals 2 and 4, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote.

For Proposal 3, you may cast a vote for EVERY ONE YEAR, for EVERY TWO YEARS, for EVERY THREE YEARS, or ABSTAIN from voting.

How would you like to cast your vote on each of these proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Bluerock Residential Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded [your vote FOR the following individual nominee(s) to serve on the Board of Directors:                                            ] [your election to WITHHOLD your vote from the following individual nominee(s):                                              ] [your election to WITHHOLD your vote from all nominees] with respect to Proposal 1 as set forth in the proxy materials you received.

I have also recorded your [FOR] [AGAINST] [ABSTAIN] vote with respect to Proposal 2, and your [FOR] [AGAINST] [ABSTAIN] vote with respect to Proposal 4, each as set forth in the proxy materials you received.

I have also recorded your vote [for EVERY ONE YEAR] [for EVERY TWO YEARS] [for EVERY THREE YEARS] [to ABSTAIN] with respect to Proposal 3 as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your votes within 72 hours.

If you wish to make any changes you may do so by calling (855) 800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you or via internet in the manner specified in the proxy materials, or by attending the upcoming Annual Meeting of Stockholders. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF What I am being asked to vote on?

PROPOSAL 1:

Election of R. Ramin Kamfar, Gary T. Kachadurian, Brian D. Bailey, I. Bobby Majumder and Romano Tio to serve as Directors until the Annual Meeting of Stockholders of Bluerock Residential Growth REIT, Inc. to be held in the year 2015 and until their successors are elected and qualified.

PROPOSAL 2:

Approval of the advisory resolution regarding the compensation of our named executive officers as disclosed in the proxy statement.

PROPOSAL 3:

Indicate your preference for the frequency of an advisory vote on the compensation of our named executive officers.

PROPOSAL 4:

Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for 2014.

IF How did the Board of Directors recommend I vote?:

Your Board of Directors has recommended you vote FOR each of Proposals 1, 2 and 4. For Proposal 3, your Board of Directors has recommended a vote for EVERY THREE YEARS for the frequency of future advisory votes on executive compensation. However, we are not recommending any particular vote with respect to a proposal. We are only soliciting your vote for purposes of ensuring your vote is represented at the Annual Meeting of Stockholders.

IF Question about one or more of the proposals:

Mr./Ms. _____________. I apologize, I am not able to answer questions about the proposals; please feel free to call Bluerock Residential Growth REIT, Inc. directly at 1-888-558-1031.

IF materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the stockholder.)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-855-800-9419 Monday-Friday 9am-6pm EST.

IF no, I do not want to vote:

Thank you for your time. If you wish to vote, you may do so by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you or via internet in the manner specified in the proxy materials, or by attending the upcoming Annual Meeting of Stockholders. We hope you have a great day/evening.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf of Bluerock Residential Growth REIT, Inc.

If you wish to make any changes you may do so by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you or via internet in the manner specified in the proxy materials, or by attending the upcoming Annual Meeting of Stockholders. Thank you very much for your participation and have a great day/evening.

Bluerock Residential Growth REIT, Inc.

Outbound Script

Meeting Date: August 6th, 2014

Toll Free # 1-855-800-9419

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am a proxy specialist with Boston Financial Data Services, Inc., calling on a recorded line on behalf of your investment in the Bluerock Residential Growth REIT, Inc. The company sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Annual stockholder meeting scheduled to be held on August 6th, 2014.

We are calling to ask if you would like to vote your shares. Would you like to vote your shares?

IF Stockholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Bluerock Residential Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote on each of Proposals 1, 2 and 4, and your vote [for EVERY THREE YEARS] for Proposal 3, in accordance with the Board’s recommendations with respect to these proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your votes within 72 hours.

If you wish to make any changes you may do so by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you or via internet in the manner specified in the proxy materials, or by attending the upcoming Annual Meeting of Stockholders. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF Not sure how to vote:

For Proposal 1, you may vote FOR each individual nominee to serve on the Board of Directors, WITHHOLD your vote from each individual nominee, or WITHHOLD your vote from all nominees.

For Proposals 2 and 4, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote.

For Proposal 3, you may cast a vote for EVERY ONE YEAR, for EVERY TWO YEARS, for EVERY THREE YEARS, or ABSTAIN from voting.

How would you like to cast your vote on each of these proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Bluerock Residential Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded [your vote FOR the following individual nominee(s) to serve on the Board of Directors:                                            ] [your election to WITHHOLD your vote from the following individual nominee(s):                                                ] [your election to WITHHOLD your vote from all nominees] with respect to Proposal 1 as set forth in the proxy materials you received.

I have also recorded your [FOR] [AGAINST] [ABSTAIN] vote with respect to Proposal 2, and your [FOR] [AGAINST] [ABSTAIN] vote with respect to Proposal 4, each as set forth in the proxy materials you received.

I have also recorded your vote [for EVERY ONE YEAR] [for EVERY TWO YEARS] [for EVERY THREE YEARS] [to ABSTAIN] with respect to Proposal 3 as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your votes within 72 hours.

If you wish to make any changes you may do so by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you or via internet in the manner specified in the proxy materials, or by attending the upcoming Annual Meeting of Stockholders. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF What I am being asked to vote on?

PROPOSAL 1:

Election of R. Ramin Kamfar, Gary T. Kachadurian, Brian D. Bailey, I. Bobby Majumder and Romano Tio to serve as Directors until the Annual Meeting of Stockholders of Bluerock Residential Growth REIT, Inc. to be held in the year 2015 and until their successors are elected and qualified.

PROPOSAL 2:

Approval of the advisory resolution regarding the compensation of our named executive officers as disclosed in the proxy statement.

PROPOSAL 3:

Indicate your preference for the frequency of an advisory vote on the compensation of our named executive officers.

PROPOSAL 4:

Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for 2014.

IF How did the Board of Directors recommend I vote?:

Your Board of Directors has recommended you vote FOR each of Proposals 1, 2 and 4. For Proposal 3, your Board of Directors has recommended a vote for EVERY THREE YEARS for the frequency of future advisory votes on executive compensation. However, we are not recommending any particular vote with respect to a proposal. We are only soliciting your vote for purposes of ensuring your vote is represented at the Annual Meeting of Stockholders.

IF Question about one or more of the proposals:

Mr./Ms. _____________. I apologize, I am not able to answer questions about the proposals; please feel free to call Bluerock Residential Growth REIT, Inc. directly at 1-888-558-1031.

IF materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the stockholder.)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-855-800-9419 Monday-Friday 9am-6pm EST.

IF no, I do not want to vote:

Thank you for your time. If you wish to vote, you may do so by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you or via internet in the manner specified in the proxy materials, or by attending the upcoming Annual Meeting of Stockholders. We hope you have a great day/evening.

Bluerock Residential Growth REIT, Inc.

Answering Machine Messages

Meeting Date: August 6th, 2014

Toll-Free # 1-855-800-9419

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Bluerock Residential Growth REIT, Inc. You should have received proxy materials in the mail concerning the Special Meeting of Stockholders to be held on August 6th, 2014.

Your participation is very important. To vote over the telephone, call toll-free at 1-855-800-9419 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm EST. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

Bluerock Residential Growth REIT, Inc.

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: August 6th, 2014

Toll Free # 1-855-800-9419

INBOUND - CLOSED MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Residential Growth REIT, Inc. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Residential Growth REIT, Inc. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Residential Growth REIT, Inc. The Special Meeting of Stockholders of Bluerock Residential Growth REIT, Inc. has been held and as a result, this toll free number is no longer in service for proxy related stockholder calls.

If you have questions about your account, please contact your Financial Advisor or call Bluerock Residential Growth REIT, Inc. directly at 1-888-558-1031. Thank you for investing with Bluerock Residential Growth REIT, Inc.